Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 Pursuant to U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, John H. Zoeller, hereby certify that to the best of my knowledge, the Quarterly Report of SB Partners (the "Partnership") on Form 10-Q for the period ended March 31, 2013 the "Report" fully complies with the requirements of either Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and  that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: December 16, 2013	By:	Principal Financing & Accounting Officer
/s/ John H. Zoeller
John H. Zoeller
Chief Financial Officer